UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

Alico Inc.

(Exact name of registrant as specified in its charter)

Florida	0-261	59-0906081
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

10070 Daniels Interstate Court Suite 100

Fort Myers, FL 33913

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 226-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2012, the Alico, Inc. Board of Directors adopted and approved the participation of JD Alexander, Chief Executive Officer and President, in the Long-Term Incentive Program of Alico Inc. (the “Company”) pursuant to his employment offer on March 13, 2012. Mr. Alexander was contingently awarded 93,793 shares of restricted common stock. No restricted common stock will be awarded unless certain performance criteria are met in accordance with the Form 8-K, “Announcing Long-Term Incentive Plan” filed on June 2, 2011 and change in control provisions as described in the Company’s Proxy Statement, Def 14A, filed on January 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2012	ALICO, INC.

	By:	/s/ W. Mark Humphrey

W. Mark Humphrey
Senior Vice President and Chief Financial Officer